WAIVER AGREEMENT

This waiver agreement (“Waiver”) dated as of December 22, 2010, memorializes the prior agreement by and among China Century Dragon Media, Inc., a Delaware corporation (the “Company”) and the undersigned (each a “Holder” and together the “Holders”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Registration Rights Agreement by and among the Company, the Holders and CD Media (Holding) Co., Limited dated as of April 30, 2010 (the “Agreement”).

RECITALS

WHEREAS, pursuant to the Agreement, the Company agreed to file a Registration Statement for resale of the Registrable Securities by the Required Filing Date and to use its reasonable best efforts to cause such Registration Statement to become effective by the Required Effectiveness Date;

WHEREAS, the pursuant to the Agreement, if the Company fails to file the Registration Statement by the Required Filing Date or if the Registration Statement does not become effective on or before the Required Effectiveness Date due to the failure of the Company to fulfill its obligations under the Agreement, the Company is required to issue Penalty Shares to each Holder equal to a total of 0.0333% of such Holder’s respective Shares for each calendar day that the Registration Statement has not been filed or declared effective by the SEC (and until the Registration Statement is filed with or declared effective by the SEC), as applicable;

WHEREAS, pursuant to the Agreement, no Penalty Shares are due to the Holders if the Company is using its best efforts to cause the Registration Statement to be filed and declared effective in a timely manner;

WHEREAS, the Company did not file the Registration Statement on or prior to the Required Filing Date;

WHEREAS, the Company and the Holder’s previously verbally acknowledged and agreed that the Company is using is best efforts to cause the Registration Statement to be filed and declared effective in a timely manner and that no Penalty Shares are due under the Agreement; and

WHEREAS, the Company and the Holders desire to memorialize their prior verbal agreement with a written agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the parties, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.           Acknowledgement and Waiver. The Company and the Holders affirm their acknowledgment and agreement that the Company has been using its best efforts to cause the Registration Statement to be filed and declared effective in a timely manner and that no Penalty Shares are due to the Holders under the Agreement to date.  Further, the Holders affirm their waiver of all rights to Penalty Shares under the Agreement as long as the Company continues to use its best efforts to cause the Registration Statement to be filed and declared effective by the SEC as soon as practicable after the Initial Registration Statement is declared effective, where Company actions substantially consistent with those taken with respect to the fling of the Registration Statement to date shall continue to constitute satisfactory “best efforts.”

2.           Agreement to File.  The Company affirms its agreement to file the Registration Statement as soon as practicable after the Initial Registration Statement is declared effective by the SEC.

3.           Governing Law.  This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

4.           Successor and Assigns.  This Agreement shall inure to the benefit of and bind the successors and assigns the heirs, executors, administrators, successors and assigns of the parties hereto.

5.           Severability.  In case any one or more of the provisions contained in this Agreement shall be deemed invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Waiver as of the day and year first written above.

China Century Dragon Media, Inc.

By:	/s/ Haiming Fu
Name:	Haiming Fu
Title:	Chief Executive Officer

Holders:

/s/ Richard Rappaport
Richard Rappaport

/s/ Anthony Pintsopoulos
Anthony C. Pintsopoulos

/s/ Kevin DePrimio
Kevin DePrimio

/s/ Jason Stern
Jason Stern

/s/ Robert Schultz
Robert Schultz

/s/ Debbie Schwartzberg
Debbie Schwartzberg

/s/ Joanne Stathoulis
Joanne Stathoulis

The Julie Schwartzberg Trust dated 2/9/2000

By:	/s/ Debbie Schwartzberg
Name:	Debbie Schwartzberg
Title:	Trustee

The David N. Sterling Trust dated 2/3/2000

By:	/s/ Debbie Schwartzberg
Name:	Debbie Schwartzberg
Title:	Trustee

Amanda Rappaport Trust

By:	/s/ Richard Rappaport
Name:	Richard Rappaport
Title:	Trustee

Kailey Rappaport Trust

By:	/s/ Richard Rappaport
Name:	Richard Rappaport
Title:	Trustee

WestPark Capital Financial Services, LLC

By:	/s/ Richard Rappaport
Name: Name:	Richard Rappaport
Title:	Chief Executive Officer